U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 7, 2007

NUCLEAR SOLUTIONS, INC.
(Exact Name of registrant as specified in its Charter)

Nevada	0-31959	88-0433815
(State of Incorporation)	Commission File No.	(IRS Employer
Identification No.)

5505 Connecticut Ave., N.W. Ste.191, Washington,D.C.	20015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,(202) 787 - 1951

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On December 7, 2007, we issued 1,000,000 restricted common shares to Denise Barbato valued at $84,000 under the terms of the January 8, 2004 debt consolidation agreement.

One December 5, 2007, we issued 200,000 restricted common shares to Frank Howard under the terms of a consulting contract. The shares were valued at $45,000.

On December 5, 2007, we issued 100,000 restricted common shares to Bob Gardner as payment for services rendered to the Company. The shares were valued at $25,000.

We believe these securities were issued in private transactions pursuant to Section 4(2) of the Securities Act of 1933, as amended, (the, “Act”) and are deemed restricted securities and may not be publicly resold, without registration under the Act or unless exempt from the registration requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuclear Solutions, Inc.
Dated: December 12, 2007

/s/ Patrick Herda
By: Patrick Herda
Title: President